Earnings per Common Share - € / shares		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Earnings per share [Abstract]
Basic	[1],[2]	€ (0.01)	€ (0.53)	€ (1.08)
Diluted	[1],[2]	€ (0.01)	€ (0.53)	€ (1.08)
Number of shares in million [Abstract]
Denominator for basic earnings per share, weighted-average shares outstanding	[2]	2,102.2	1,967.7	1,555.3
Denominator for diluted earnings per share, adjusted weighted-average shares after assumed conversions	[2],[3]	2,102.2	1,967.7	1,555.3

[1]	Earnings were adjusted by EUR292and EUR298 and EUR276million net of tax for the coupons paid on Additional Tier 1 Notes in April 2018, April 2017 and April 2016. In accordance with IAS33 the coupons paid on Additional Tier1 Notes are not attributable to Deutsche Bank shareholders and therefore need to be deducted in the calculation. This adjustment created a net loss situation for Earnings per Common Share for 2018.
[2]	The number of average basic and diluted shares outstanding has been adjusted for all periods before April 2017 in order to reflect the effect of the bonus component of subscription rights issued in April 2017 in connection with the capital increase.
[3]	Due to the net loss situation for 2018, 2017 and 2016 potentially dilutive shares are generally not considered for the earnings per share calculation, because to do so would decrease the net loss per share. Under a net income situation however, the number of adjusted weighted average shares after assumed conversion would have been increased by53million shares for 2018,62million shares for 2017 and27million shares for 2016.